UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                    NEUBERGER BERMAN REALTY INCOME FUND INC.
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                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

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     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

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


NEUBERGER BERMAN MANAGEMENT INC.                       NEUBERGER|BERMAN
605 Third Avenue                                       A LEHMAN BROTHERS COMPANY
New York, NY  10158-0180
Tel 212.476.8800

January 28, 2008

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

                                605 Third Avenue
                          New York, New York 10158-0180

         ADJOURNED MEETING NOTICE: JOINT SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholder:

I am writing to ask for your vote on a matter of importance to your Fund, the proposed merger of Neuberger Berman Realty Income Fund Inc. into Neuberger Berman Real Estate Securities Income Fund Inc.

As explained more fully in the proxy materials sent to you in December, your Fund's Board of Directors believes that the larger combined Fund will benefit from efficiencies, from greater market liquidity for stockholders and, as one of the largest funds in its class, from greater attention by analysts.

Unfortunately, the stockholder meeting called to approve the merger had to be adjourned on Friday because we did not have sufficient votes to approve the matter. We were close, and we plan to reconvene the meeting on Thursday, February 7, 2008 at 9:00 a.m.

The Funds' records indicate that as of the record date for the meeting, November 29, 2007, you held shares of one or both of the Funds and, therefore, you are entitled to vote on the proposed merger.

Voting promptly will help reduce your Fund's solicitation costs and will eliminate your receiving follow-up phone calls or mailings. Your vote can be cast quickly and easily by signing, dating and mailing the proxy card in the enclosed postage-paid return envelope. You may also be able to vote by telephone or Internet by following instructions on your proxy card.

THE BOARD OF DIRECTORS OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MERGER

REMEMBER: Your vote is important, no matter how large or small your holdings may be.

If you should have any questions regarding the meeting agenda or the execution of your proxy, please call the Funds at 1-877-461-1899.

If we have not received your vote as February 7 approaches, you may receive a call asking you to vote. GEORGESON INC. HAS BEEN RETAINED BY THE FUNDS TO MAKE FOLLOW-UP PHONE CALLS TO HELP SECURE THE REMAINING VOTES NEEDED FOR THE MEETING.

Thank you in advance for your participation and your consideration in this extremely important matter.


On behalf of your Boards of Directors,

/s/ Peter Sundman

Peter Sundman
Chairman of the Board
Neuberger Berman Realty Income Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.

                          Internet and Telephone Voting

Holders in many banks and brokerage firms will be able to vote by internet or by toll-free telephone. Instructions for internet and telephone voting in most cases will be included on the WHITE voting form provided by your broker or bank. We urge you to take advantage of the opportunity to vote by following the instructions on the WHITE voting form.

================================================================================
  If you have questions or need assistance in voting your shares, please call:

                                   GEORGESON


                           17 State Street, 10th Floor
                               New York, NY 10004
                           (866) 577-4995 (TOLL FREE)
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